                          SUPPLEMENTAL INDENTURE TO BE
                     DELIVERED BY GUARANTEEING SUBSIDIARIES

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of November 9, 2001, among Coleman Research Corporation, a Florida corporation, EER Systems, Inc., a Virginia corporation, Electrodynamics, Inc., an Arizona corporation, Henschel Inc., a Delaware corporation, Hygienetics Environmental Services, Inc., a Delaware corporation, Interstate Electronics Corporation, a California corporation, KDI Precision Products, Inc., a Delaware corporation, L-3 Communications Aydin Corporation, a Delaware corporation, L-3 Communications DBS Microwave, Inc., a California corporation, L-3 Communications ESSCO, Inc., a Delaware corporation, L-3 Communications ILEX Systems, Inc., a Delaware corporation, L-3 Communications SPD Technologies, Inc., a Delaware corporation, L-3 Communications Storm Control Systems, Inc., a California corporation, Microdyne Corporation, a Maryland corporation, MPRI, Inc., a Delaware corporation, Pac Ord Inc., a Delaware corporation, Power Paragon, Inc., a Delaware corporation, Southern California Microwave, Inc., a California corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation and SPD Switchgear Inc., a Delaware corporation (each, a "Guaranteeing Subsidiary," and collectively, the "Guaranteeing Subsidiaries"), each a subsidiary of L-3 Communications Corporation (or its permitted successor), a Delaware corporation (the "Company"), the Company and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of December 11, 1998 providing for the issuance of an aggregate principal amount of up to $300,000,000 of 8% Senior Subordinated Notes due 2008 (the "Notes");

                  WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company"s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

                  WHEREAS, pursuant to Section 4.13 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                  1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                  (a) Each Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes (collectively, the "Guarantors" and each, a "Guarantor"), unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Notes or the Obligations of the Company under the Indenture or the Notes, that:

                           (i) the principal of, premium and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium and interest on the Notes, to the extent lawful, and all other Obligations of the Company to the Holders or the Trustee thereunder or under the Indenture will be promptly paid in full, all in accordance with the terms thereof; and

                           (ii) in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  (b) Notwithstanding the foregoing, in the event that this Subsidiary Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of each Guaranteeing Subsidiary under this Supplemental Indenture and its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

                  3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                  (a) To evidence its Subsidiary Guarantee set forth in this Supplemental Indenture, each Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each Note authenticated and delivered by the Trustee after the date hereof.

                  (b) Notwithstanding the foregoing, each Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

                  (c) If an Officer whose signature is on this Supplemental Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

                  (d) The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this Supplemental Indenture on behalf of each Guaranteeing Subsidiary.

                  (e) Each Guaranteeing Subsidiary hereby agrees that its obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions of the Notes or the Indenture, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  (f) Each Guaranteeing Subsidiary hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee made pursuant to this Supplemental Indenture will not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

                  (g) If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing Subsidiary, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guaranteeing Subsidiary, any amount paid by either to the Trustee or such Holder, the Subsidiary Guarantee made pursuant to this Supplemental Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  (h) Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guaranteeing Subsidiary further agrees that, as between such Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

                           (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in
                                    Article 6 of the Indenture for the purposes of the Subsidiary Guarantee made pursuant to this Supplemental Indenture, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby; and

                           (ii)     in the event of any declaration of
                                    acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by such Guaranteeing Subsidiary for the purpose of the Subsidiary Guarantee made pursuant to this Supplemental Indenture.

                  (i) Each Guaranteeing Subsidiary shall have the right to seek contribution from any other non-paying Guaranteeing Subsidiary so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Subsidiary Guarantee made pursuant to this Supplemental Indenture.

                  4. GUARANTEEING SUBSIDIARIES MAY CONSOLIDATE, ETC. ON CERTAIN
                       TERMS.

                  (a) Except as set forth in Articles 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the Notes shall prevent any consolidation or merger of any Guaranteeing Subsidiary with or into the Company or any other Guarantor or shall prevent any transfer, sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to the Company or any other Guarantor.

                  (b) Except as set forth in Article 4 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the Notes shall prevent any consolidation or merger of any Guaranteeing Subsidiary with or into a corporation or corporations other than the Company or any other Guarantor (in each case, whether or not affiliated with such Guaranteeing Subsidiary), or successive consolidations or mergers in which a Guaranteeing Subsidiary or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to a corporation other than the Company or any other Guarantor (in each case, whether or not affiliated with such Guaranteeing Subsidiary) authorized to acquire and operate the same; provided, however, that each Guaranteeing Subsidiary hereby covenants and agrees that (i) subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and observance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be performed by such Guaranteeing Subsidiary, shall be expressly assumed (in the event that such Guaranteeing Subsidiary is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which such Guaranteeing Subsidiary shall have been merged, or by the corporation which shall have acquired such property and (ii) immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default exists.

                  (c) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee made pursuant to this Supplemental Indenture and the due and punctual performance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be performed by each Guaranteeing Subsidiary, such successor corporation shall succeed to and be substituted for such Guaranteeing Subsidiary with the same effect as if it had been named herein as the Guaranteeing Subsidiary. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon the Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture and this Supplemental Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture and this Supplemental Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

                  5. RELEASES.

                  (a) Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of a Guaranteeing Subsidiary), all Liens, if any, in favor of the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 of the Indenture. If the assets sold in such sale or other disposition include all or substantially all of the assets of a Guaranteeing Subsidiary or all of the Capital Stock of a Guaranteeing Subsidiary, then the Guaranteeing Subsidiary (in the event of a sale or other disposition of all of the Capital Stock of such Guaranteeing Subsidiary) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guaranteeing Subsidiary) shall be released from and relieved of its obligations under this Supplemental Indenture and its Subsidiary Guarantee made pursuant hereto; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of
                           Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate to the effect that such sale or other disposition was made by the Company or the Guaranteeing Subsidiary, as the case may be, in accordance with the provisions of the Indenture and this Supplemental Indenture, including without limitation, Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing Subsidiary from its obligations under this Supplemental Indenture and its Subsidiary Guarantee made pursuant hereto. If the Guaranteeing Subsidiary is not released from its obligations under its Subsidiary Guarantee, it shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of such Guaranteeing Subsidiary under the Indenture as provided in this Supplemental Indenture.

                  (b) Upon the designation of a Guaranteeing Subsidiary as an Unrestricted Subsidiary in accordance with the terms of the Indenture, such Guaranteeing Subsidiary shall be released and relieved of its obligations under its Subsidiary Guarantee and this Supplemental Indenture. Upon delivery by the Company to the Trustee of an Officers" Certificate and an Opinion of Counsel to the effect that such designation of such Guaranteeing Subsidiary as an Unrestricted Subsidiary was made by the Company in accordance with the provisions of the Indenture, including without limitation Section 4.07 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guaranteeing Subsidiary from its obligations under its Subsidiary Guarantee. Any Guaranteeing Subsidiary not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guaranteeing Subsidiary under the Indenture as provided herein.

                  6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

                  7. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  8. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  10. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: November 9, 2001


                                L-3 COMMUNICATIONS CORPORATION


                                By:
                                    ------------------------------------------
                                       Name:
                                       Title:

                                COLEMAN RESEARCH CORPORATION
                                EER SYSTEMS, INC.
                                ELECTRODYNAMICS, INC.
                                HENSCHEL INC.
                                HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                                INTERSTATE ELECTRONICS CORPORATION
                                KDI PRECISION PRODUCTS, INC.
                                L-3 COMMUNICATIONS AYDIN CORPORATION
                                L-3 COMMUNICATIONS DBS MICROWAVE, INC.
                                L-3 COMMUNICATIONS ESSCO, INC.
                                L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                                L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
                                L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC. MICRODYNE CORPORATION
                                MPRI, INC.
                                PAC ORD INC.
                                POWER PARAGON, INC.
                                SOUTHERN CALIFORNIA MICROWAVE, INC.
                                SPD ELECTRICAL SYSTEMS, INC.
                                SPD HOLDINGS, INC.
                                SPD SWITCHGEAR INC.
                                         As Guaranteeing Subsidiaries

                                By:
                                    -----------------------------------------
                                       Name:
                                       Title:

Dated: November 9, 2001                 THE BANK OF NEW YORK
                                        as Trustee


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                      NOTATION ON SENIOR SUBORDINATED NOTE
                        RELATING TO SUBSIDIARY GUARANTEE


                  Pursuant to the Supplemental Indenture (the "Supplemental Indenture") dated as of November 9, 2001 among L-3 Communications Corporation, a Delaware corporation, Coleman Research Corporation, a Florida corporation, EER Systems, Inc., a Virginia corporation, Electrodynamics, Inc., an Arizona corporation, Henschel Inc., a Delaware corporation, Hygienetics Environmental Services, Inc., a Delaware corporation, Interstate Electronics Corporation, a California corporation, KDI Precision Products, Inc., a Delaware corporation, L-3 Communications Aydin Corporation, a Delaware corporation, L-3 Communications DBS Microwave, Inc., a California corporation, L-3 Communications ESSCO, Inc., a Delaware corporation, L-3 Communications ILEX Systems, Inc., a Delaware corporation, L-3 Communications SPD Technologies, Inc., a Delaware corporation, L-3 Communications Storm Control Systems, Inc., a California corporation, Microdyne Corporation, a Maryland corporation, MPRI, Inc., a Delaware corporation, Pac Ord Inc., a Delaware corporation, Power Paragon, Inc., a Delaware corporation, Southern California Microwave, Inc., a California corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation and SPD Switchgear Inc., a Delaware corporation, and The Bank of New York, each Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of, and premium, interest and Liquidated Damages on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise,
(b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Liquidated Damages on the Notes, and (c) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys" fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee.

                  Notwithstanding the foregoing, in the event that the Subsidiary Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

                  No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor or any Subsidiary Guarantees, or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

                  This Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture.

                                  COLEMAN RESEARCH CORPORATION
                                  EER SYSTEMS, INC.
                                  ELECTRODYNAMICS, INC.
                                  HENSCHEL INC.
                                  HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                                  INTERSTATE ELECTRONICS CORPORATION
                                  KDI PRECISION PRODUCTS, INC.
                                  L-3 COMMUNICATIONS AYDIN CORPORATION
                                  L-3 COMMUNICATIONS DBS MICROWAVE, INC.
                                  L-3 COMMUNICATIONS ESSCO, INC.
                                  L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                                  L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
                                  L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC. MICRODYNE CORPORATION
                                  MPRI, INC.
                                  PAC ORD INC.
                                  POWER PARAGON, INC.
                                  SOUTHERN CALIFORNIA MICROWAVE, INC.
                                  SPD ELECTRICAL SYSTEMS, INC.
                                  SPD HOLDINGS, INC.
                                  SPD SWITCHGEAR INC.
                                           As Guaranteeing Subsidiaries


                                  By:
                                      --------------------------------------
                                         Name:
                                         Title: